Supplement dated December 19, 2023
to the Prospectus dated November 13, 2023
for the LiveWell Dynamic Annuity
issued by Midland National Life Insurance Company
through the Midland National Life Separate Account C

This Supplement describes an important update to the state variations described in Appendix B to the Prospectus. Please read this Supplement carefully and retain it with your Prospectus for future reference.

Effective December 22, 2023, for Contracts issued in Indiana, Maryland, and Pennsylvania:

•The following Cycle Investments are available for investment:

Index	Cycle Term (# of years)	Cycle Structure	Cycle Floor/ Buffer Rate	Crediting Type	Rate Threshold
S&P 500	1	Buffer	-30%	Cap	5%
S&P 500	6	Buffer	-10%	Participation	10%
MSCI EAFE	1	Buffer	-10%	Cap	5%
Russell 2000	1	Buffer	-10%	Cap	5%

•The Fair Value calculation prior to the Cycle End Date for Cycle Investments that have a Cycle Start Date on or after December 22, 2023 will not include the Proportional Cap Rate. The Fair Value calculation for Cycle Investments that have a Cycle Start Date prior to December 22, 2023 will continue to incorporate the Proportional Cap Rate, if applicable. When a Cycle Investment subject to a Proportional Cap Rate matures, we will not invest the proceeds in a new Cycle Investment of the same Cycle Type that is not subject to a Proportional Cap Rate unless you direct us to do so. If you are invested in a Cycle Investment with a Cap Rate that has a Cycle Start Date prior to December 22, 2023, and you do not provide us with written reallocation instructions, we will allocate the proceeds to the Default Account when the Cycle Investment matures.

•The optional Return of Premium Death Benefit Rider is available for election at Contract issue if the oldest Owner is younger than Issue Age 76. If you purchased your Contract prior to December 22, 2023, this benefit was not available.

•The optional Waiver of Surrender Charges Rider is available for election at Contract issue. If you purchased your Contract prior to December 22, 2023, this benefit was not available.

Effective December 22, 2023, for Contracts issued in Virginia:

•The following Cycle Investments are available for investment:

Index	Cycle Term (# of years)	Cycle Structure	Cycle Floor/ Buffer Rate	Crediting Type	Rate Threshold
S&P 500	1	Buffer	-30%	Cap	5%
S&P 500	6	Buffer	-10%	Participation	10%
MSCI EAFE	1	Buffer	-10%	Cap	5%
Russell 2000	1	Buffer	-10%	Cap	5%

•The Fair Value calculation prior to the Cycle End Date for Cycle Investments that have a Cycle Start Date on or after December 22, 2023 will not include the Proportional Cap Rate. The Fair Value calculation for Cycle Investments that have a Cycle Start Date prior to December 22, 2023 will continue to incorporate the Proportional Cap Rate, if applicable. When a Cycle Investment subject to a Proportional Cap Rate matures, we will not invest the proceeds in a new Cycle Investment of the same Cycle Type that is not subject to a Proportional Cap Rate unless you direct us to do so. If you are invested in a Cycle Investment with a Cap Rate that has a Cycle Start Date prior to December 22, 2023, and you do not provide us with written reallocation instructions, we will allocate the proceeds to the Default Account when the Cycle Investment matures.

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If you have any questions, please call us toll-free at (866) 747-3421, or write us at P.O. Box 9261, Des Moines, IA 50306-9261.

Please retain this Supplement for future reference.